POWER OF ATTORNEY

The undersigned Trustee of Stadion Investment Trust, a Delaware statutory trust, hereby constitutes and appoints Jeffrey T. Skinner, Thomas W. Steed, III, Tina H. Bloom, Wade R. Bridge and/or Frank L. Newbauer, and each of them  as their true and lawful attorneys for  the undersigned and in his name, place, and stead,  to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 2011.

/s/ James M. Baker
James M. Baker, Trustee

POWER OF ATTORNEY

The undersigned Trustee of Stadion Investment Trust, a Delaware statutory trust, hereby constitutes and appoints Jeffrey T. Skinner, Thomas W. Steed, III, Tina H. Bloom, Wade R. Bridge and/or Frank L. Newbauer, and each of them  as their true and lawful attorneys for  the undersigned and in his name, place, and stead,  to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 2011.

/s/ Norman A. McLean
Norman A. McLean, Trustee

POWER OF ATTORNEY

The undersigned Trustee of Stadion Investment Trust, a Delaware statutory trust, hereby constitutes and appoints Jeffrey T. Skinner, Thomas W. Steed, III, Tina H. Bloom, Wade R. Bridge and/or Frank L. Newbauer, and each of them  as their true and lawful attorneys for  the undersigned and in his name, place, and stead,  to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 2011.

/s/ Gregory L. Morris
Gregory L. Morris, Trustee

POWER OF ATTORNEY

The undersigned Trustee of Stadion Investment Trust, a Delaware statutory trust, hereby constitutes and appoints Jeffrey T. Skinner, Thomas W. Steed, III, Tina H. Bloom, Wade R. Bridge and/or Frank L. Newbauer, and each of them  as their true and lawful attorneys for  the undersigned and in his name, place, and stead,  to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 2011.

/s/ Ronald C. Baum
Ronald C. Baum, Trustee